PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated October 15, 2015,
to
Prospectuses dated May 1, 2015,
 for
 PruLife® Custom Premier II Variable Universal Life Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

Fund Merger

On October 19, 2015, the AST Neuberger Berman Mid-Cap Growth Portfolio will merge into the AST Goldman Sachs Mid-Cap Growth Portfolio.  At that time all references to the AST Neuberger Berman Mid-Cap Growth Portfolio will be deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP105
PCP2